UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 3, 2011
(December 30, 2010)

ORSUS XELENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33456 (Commission File Number)	20-1198142 (IRS Employer Identification No.)

29TH Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic of China 100020
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  86-10-85653777

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Three proposals were submitted to a vote of, and were approved by, the stockholders of Orsus Xelent Technologies, Inc. (the “Company”) at the 2010 annual meeting of stockholders, which was held on December 30, 2010.  The first proposal was for the election of five nominees to serve as directors of the Company until the end of their respective terms. The second proposal was to approve an amendment to the Company’s certificate of incorporation to implement a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio of up to one (1) for thirty (30).  The third proposal was to ratify the appointment of Kabani & Company, Inc. as the Company’s independent registered public accountants for the fiscal year 2010.  Additional information about the proposals can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 12, 2010.

Of the 30,256,000 shares of stock issued and outstanding and entitled to vote at the annual meeting, 23,135,125 shares were represented in person or by proxy, which constituted approximately 76.46% of the total votes entitled to be cast at the meeting.  Each share of common stock outstanding is entitled to one vote.

Proposal 1 – Election of Directors

The voting results for the election of Directors were as follows:

	Number of	Number of
	Shares Voted for	Shares Withheld

Guoji Liu	12,640,168	234,623
Liu Yu	12,620,694	254,097
Naizhong Che	12,617,918	256,873
Guowei Zhang	12,611,068	263,723
Changhui Guo	12,611,668	263,123

There were no votes against any nominee.  There were 10,260,334 broker non-votes for this proposal.

Proposal 2 – Approval of an Amendment to the Certificate of Incorporation to Implement a Reverse Stock Split

The voting results for the approval of an amendment to the certificate of incorporation to implement a reverse stock split were as follows:

For: 21,245,730	Against: 1,785,973	Abstain: 103,422

There were no broker non-votes for this proposal.

Proposal 3 – Ratification of the Appointment of Kabani & Company, Inc.

The voting results for the ratification of the appointment of Kabani & Company, Inc. to serve as the Company’s independent registered public accountants for the fiscal year 2010 were as follows:

For: 20,924,687	Against: 935,861	Abstain: 1,274,577

There were no broker non-votes for this proposal.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Orsus Xelent Technologies, Inc., dated January 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2011

ORSUS XELENT TECHNOLOGIES, INC.

By:	/s/ Hua Chen
Name:	Hua Chen
Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release of Orsus Xelent Technologies, Inc., dated January 3, 2011.